UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 16, 2025

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 001-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard

Salt Lake City, Utah 84119-2099

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 Par Value	FC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2025, the Board of Directors (the Board) of Franklin Covey Co. (the Company) approved the following changes to its executive financial leadership.

Stephen D. Young Retirement

Effective May 1, 2025, Stephen D. Young, after 24 years of service, will step down from his role as the Company’s Chief Financial Officer (CFO). Mr. Young will continue to be employed by the Company as a senior advisor to assist with the transition to its new CFO and will continue to receive his existing salary and benefits from the effective date through August 31, 2025.

Mr. Young has served as the Company’s Chief Accounting Officer since January 2001 and as CFO since November 2002. At the request of the Board, Mr. Young served three years beyond his planned retirement date to ensure a successful succession process. For more than two decades, Mr. Young has played a central role in Franklin Covey’s strategy and business. The Company and its Board of Directors want to express their highest thanks to Mr. Young for his years of dedicated financial leadership and service and for his willingness to remain in an ongoing strategic advisor role to assist with this transition.

Appointment of Jessica Betjemann as Chief Financial Officer

Effective May 1, 2025, Jessica Betjemann will begin service as an Executive Vice President and the Company’s CFO. Ms. Betjemann, age 53, brings more than 30 years of experience building financial value and managing investment decisions for a variety of companies. Most recently, she served as Executive Vice President and CFO of Gogo, Inc. (NASDAQ: GOGO), a leading provider of inflight connectivity services for the business aviation market. Ms. Betjemann previously served as Gogo’s Senior Vice President of Finance, Chief Accounting Officer, and Treasurer, expanding her role after joining Gogo as Vice President, Financial Planning and Analysis in 2016.

Prior to joining Gogo in 2016, Ms. Betjemann served as Vice President of Strategic Business Planning at Nokia and held several senior leadership roles in strategy and business operations at Alcatel-Lucent from 2007 to 2015. Prior to 2007, Ms. Betjemann held various strategy and finance roles at Lucent Technologies and AT&T.

Ms. Betjemann earned a Master of Business Administration degree in finance, marketing, and international business from the Stern School of Business at New York University and a Bachelor of Arts degree in mathematics and economics from Lafayette College in Easton, Pennsylvania.

In connection with Ms. Betjemann’s appointment as Chief Financial Officer, Ms. Betjemann will receive an annual base salary of $450,000 and will be eligible to participate in the Company’s annual performance-based cash bonus plan and long-term equity incentive plan, with a target annual cash bonus opportunity of $337,500, and target annual equity award compensation of $700,000, which for fiscal year 2025 is expected to be comprised of 75% performance stock units and 25% time vesting stock units. Each of these awards will be pro-rated for the 2025 performance year and will be paid in accordance with the Company’s compensation programs for executive officers as set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on December 20, 2024. Ms. Betjemann will also be eligible to participate in the Company’s change-in-control policy applicable to all of the Company’s executives and severance policy applicable to all of the Company’s employees.

Ms. Betjemann (i) has no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, (ii) is not a party to any related person transaction with the Company, and (iii) has no arrangements or understandings with any other person pursuant to which she was selected as an officer of the Company.

Appointment of A. Derek Hatch as Chief Accounting Officer

Effective May 1, 2025, A. Derek Hatch, age 59, will begin service as the Company’s Chief Accounting Officer (CAO), Controller, and Treasurer. Mr. Hatch has more than 30 years of global public company experience across a wide range of accounting and finance responsibilities, including closing, reporting, analysis, and acquisitions. Mr. Hatch joined the Company in August 1996 as the Assistant Corporate Controller, was appointed Corporate Controller in 2003, and Treasurer in 2023.

Prior to joining the Company, Mr. Hatch served as Director of Financial Reporting at Marker International from 1995 to 1996 and worked at Deloitte & Touche, LLP in attestation services from 1991 to 1995. Mr. Hatch received a Master of Accountancy and a Bachelor of Science in Accounting from Brigham Young University in 1991 and has been a Certified Public Accountant since 1992.

In connection with Mr. Hatch’s appointment as CAO, Mr. Hatch will receive an annual base salary of $280,000 and will be eligible to participate in the Company’s annual performance-based cash bonus plan and long-term equity incentive plan, with a target annual cash bonus opportunity of $110,000, and target annual equity award compensation of $140,000, which for fiscal year 2025 is expected to be comprised of 75% performance stock units and 25% time vesting stock units. Each of these awards will be paid in accordance with the Company’s compensation programs for executive officers as set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on December 20, 2024. Mr. Hatch will also be eligible to participate in the Company’s change-in-control policy applicable to all of the Company’s executives and severance policy applicable to all of the Company’s employees.

Mr. Hatch (i) has no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, (ii) is not a party to any related person transaction with the Company, and (iii) has no arrangements or understandings with any other person pursuant to which he was selected as an officer of the Company.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

104Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date: April 21, 2025	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer